UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2021

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2021, the Board of Directors (the “Board”) of Cocrystal Pharma, Inc. (the “Company”) approved and adopted Amended and Restated Bylaws of the Company (the “Amended Bylaws”) to implement remedial corporate governance enhancements pursuant to the final terms of settlement of derivative litigation (the “Settlement”), as more particularly described in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2020 filed with the Securities and Exchange Commission on November 13, 2020. The Settlement was approved by the United States District Court for the District of New Jersey on December 16, 2020.

The Amended Bylaws include supplemental provisions for purposes of instituting certain of the enhancements set forth in the Settlement which: (i) preclude certain individuals from being eligible to serve on the Board, (ii) implement director independence standards, (iii) provide for the appointment of outside general counsel, and (iv) establish policies and duties for the review and approval of related party transactions. The Amended Bylaws also include amendments unrelated to the Settlement that, among other things, clarify that a director may not be removed by the Company’s shareholders except at a meeting thereof and not by written consent, provide that shares in the Company may be issued in book entry form in lieu of certificates, and update the requirements as to the signatories of the Company’s stock certificates.

In addition, at the same time, the Company added to the Amended Bylaws requirements that (i) all actions arising under the Delaware General Corporations Law be required to be litigated in the Delaware Chancery Court, with the exception of derivative actions arising under the Securities Exchange Act of 1934, (ii) all actions alleging violations of the Securities Act of 1933 are required to be brought only in federal court rather than state or federal court and (iii) the venue for any actions alleging claims under the Securities Act of 1933 or the Securities Exchange Act of 1934 (for which the federal courts have exclusive jurisdiction) be only in the United States District Court for the District of Delaware.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of Cocrystal Pharma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: February 19, 2021	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer